OTHER INCOME	12 Months Ended
Sep. 30, 2018
Component of Operating Income [Abstract]
OTHER INCOME

NOTE 10 – OTHER INCOME

In May 2018, we entered into an agreement regarding the non-exclusive use and option to purchase of certain rights to the data from the MAKO study. We received a non-refundable upfront payment and were eligible to receive an additional payment upon exercise of the option. During the twelve month period ended September 30, 2018, the Company recognized $150,000 of other income from the option agreement. The option was not exercised and has since expired.

In May 2018, certain squalamine patents were sold for $508,078, resulting in a gain of $460,383, which was recorded in Other Income. In addition, the Company is entitled to additional milestone payments up to $1.1 million and a royalty on future product sales, if any.

During the year ended September 30, 2018, the Company sold lab equipment for $19,960, resulting in a loss of $17,814, which was recorded in Other Income.